Exhibit 10.3

AMENDMENT NO. 1 TO THE

AIR PRODUCTS AND CHEMICALS, INC. DEFERRED COMPENSATION PLAN

WHEREAS, Air Products and Chemicals, Inc. (the “Company”) is the Plan Sponsor of the Air Products and Chemicals, Inc. Deferred Compensation Plan (the “Plan”);

WHEREAS, pursuant to Plan Section 8.1, the Plan may be amended at any time; and

WHEREAS, the Company desires to amend to the Plan to clarify the treatment of the Roth 401(k) Contribution election which was added to the Air Products and Chemicals, Inc. Retirement Savings Plan.

NOW THEREFORE, the Plan is hereby amended effective January 1, 2016 as follows:

1. Section 2.1(f) shall be amended to read as follows

“(v) “Employee Contributions” shall mean Before-Tax Contributions and Roth 401(k) Contributions to the Savings Plan.”

2. In all other respects the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has caused its Vice President, Chief Human Resources Officer to execute this First Amendment to the Plan on this 18th day of December 2015.

AIR PRODUCTS AND CHEMICALS, INC.

By:	/s/ Jennifer L. Grant
Jennifer L. Grant
Vice President, Chief Human Resources Officer